Franklin Bank

The Franklin Family of Community Banks℠

Investor Presentation

3rd Quarter 2007

NASDAQ: FBTX

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company's actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

- History / Overview
- Business Drivers
- Business Segments
  - Banking
  - Mortgage Banking
- Mergers and Acquisitions
- Financial Results

Franklin Bank

The Franklin Family of Community Banks℠

History / Overview

NASDAQ: FBTX

Franklin Bank Corp. is 5 years old!

- Franklin Bank Corp. began operations in April 2002.
- Franklin Bank Corp. began trading its common stock on the NASDAQ in December 2003 under the ticker symbol FBTX.
- Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

We are developing The Franklin Family of Community Banks outside the major metropolitan areas in Texas. The bank is supported by lending production. We aim to be a low cost producer, provide high-quality customer service and an excellent return to our investors.

Franklin Bank Today

- ✓ Scarcity value…one of 9 Texas-based banks
- ✓ Total Assets: $5.5 billion at 6/30/2007
- ✓ Common Stock Ticker Symbol: FBTX – NASDAQ
  - ✓ Institutions 82%
  - ✓ Management and Directors 10%
- ✓ Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

Into a commercial bank based in the communities outside the major metropolitan areas of Texas.

Balance Sheet Repositioning Continues



$'s are in thousands
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,158
$1,861,003
$1,885,744
$2,174,964
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Franklin Bank

Management Team

Anthony Nocella	Chief Executive Officer & President of Franklin Bank Corp.
Andy Black	President of Franklin Bank S.S.B. & Chief Operating Officer
Dan Cooper	Executive Vice President & Managing Director - Mortgage Banking
Michael Davitt	Executive Vice President & Managing Director - Commercial Lending
Max Epperson	Executive Vice President & Chief Credit Officer
David Jones	Executive Vice President & General Counsel
Kelley Lee	Executive Vice President & Managing Director of East Texas
Russell McCann	Executive Vice President & Chief Financial Officer
Glenn Mealey	Executive Vice President & Managing Director - Administration
Jan Scofield	Executive Vice President & Chief Information Officer

Board of Directors

Lewis Ranieri, *Chairman of the Board*
Anthony Nocella, *Chief Executive Officer & President*
Lawrence Chimerine
David Golush
James Howard
Alan Master
Robert Perro
William Rhodes
John Selman

Franklin Bank

The Franklin Family of Community Banks℠

Business Drivers

NASDAQ: FBTX

Business Drivers

- Increase commercial loans
- Increase community banking deposits
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%



Franklin Bank

The Franklin Family of Community Banks℠

Banking

Banking

Franklin offers Community Banking in Texas through 45 community banking offices and Commercial Lending nationwide through 8 commercial lending offices.

Community Banking

Provide "big city" banking to the small towns outside the major metropolitan cities in Texas.

Creating a franchise


OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
ARKANSAS
UNITED STATES
NEW MEXICO
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
TEXAS
LOUISIANA
Waco
Ciudad Juárez
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Chihuahua
Piedras Negras
COAHUILA
Cuauhtémoc
MEXICO
Laredo
Corpus Christi
Gulf of Mexico
Hidalgo del
NUEVO LEÓN
McAllen
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.

- ● Community Banking Offices (45)
- ▲ Corporate Headquarters

Franklin Bank

Community bank deposits continue to increase



$'s are in thousands
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,451,213
$1,963,503
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007

Nationwide Lending Platform



CANADA
SASKATCHEWAN
MAN.
QUÉBEC
ONTARIO
Vancouver
Seattle
WASH.
Portland
OREGON
IDAHO
MONT.
N. DAK.
MINNESOTA
Montréal
Ottawa
Toronto
WIS.
MICHIGAN
WYOMING
S. DAK.
NEBR.
Chicago
New York
Philadelphia
IND.
Columbus
Washington, D.C.
NEVADA
CALIF.
UNITED STATES
Denver
Indianapolis
UTAH
COLO.
KANSAS
KY.
Las Vegas
MO.
Nashville
Charlotte
Los Angeles
N. MEX.
Oklahoma City
ARK.
Memphis
S.C.
Phoenix
Tijuana
Tucson
OKLA.
Dallas
ALA.
GA.
MISS.
Atlantic Ocean
Pacific Ocean
Ciudad Juárez
San Antonio
LOUISIANA
Jacksonville
Chihuahua
Houston
TEXAS
FLA.
MEXICO
Gulf of Mexico
CUBA

Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.

- ▲ Corporate Headquarters
- ● Community Banking Offices (45)
- ■ Regional Commercial Lending Offices (8)

FranklinBank

NASDAQ: FBTX

Breakdown of Commercial Lending


148,806
8%
129,214
7%
411,174
21%
1,269,742
64%
Commercial Real Estate
Builder Lines
Mortgage Banker Finance
Other

Commercial loans continue to grow

$'s are in thousands



$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$590,916
$1,061,649
$1,750,701
$1,753,875
$1,958,691
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007

Franklin Bank

The Franklin Family of Community Banks℠

Mortgage Banking

NASDAQ: FBTX

What is our mortgage business?

- Only 20% of total net income is contributed by Mortgage Banking
- Currently amortizing off approximately $30-40 million per month of single family loans
- Tightening of product guidelines in secondary market causes lower originations

Characteristics of the Placeholder…

- De minimus sub-prime
- Average FICO of 711
- Average loan-to-value of 72%
- No negative amortization or pay-option ARM loans

Franklin Bank

The Franklin Family of Community Banks℠

Mergers and Acquisitions

NASDAQ: FBTX

Completed 10 acquisitions

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$ 61.3MM	$ 58.5 MM
Highland Lakes Bank	April 2003	$ 83.6MM	$ 72.9 MM
Jacksonville Savings Bank	December 2003	$ 468.0MM	$ 399.8 MM
Lost Pines National Bank	February 2004	$ 40.6MM	$ 36.3 MM
Cedar Creek Bank	December 2004	$ 108.1MM	$ 96.7 MM
First National Bank of Athens	May 2005	$ 208.8MM	$ 184.9 MM
Elgin Bank of Texas	July 2005	$ 83.7MM	$ 73.7 MM
Branch Acquisition	December 2005	$ 12.6 MM	$ 274.7 MM
Branch Acquisition	December 2006	$ 3.7 MM	$ 43.0 MM
First National Bank of Bryan (FNB)	May 2007	$ 516.0 MM	$ 471.0 MM
	TOTALS	**$1,586.4 MM**	**$ 1,711.5 MM**

FranklinBank

NASDAQ: FBTX

First National Bank of Bryan Profile

- 6 banking offices that provided approximately:
  - $516 million in assets
  - $388 million in community banking / commercial loans
  - $471 million in community banking deposits
- Closed on May 8, 2007
- Integrated technology and operations in 3rd quarter
- Cost saves will be 60% realized by the end of the 4th qtr. 2007

Community Banking Acquisitions

- Focus on growing within Texas communities with the following characteristics:
  - Outside large metropolitan areas
  - Significant market share
  - High growth
  - Less Competition

Franklin Bank

Community Banking Acquisitions

- Price correctly
- Make acquisitions that are profitable for Franklin and its shareholders
- Accretive within the first year
- Focus on an IRR of 15-20%
- No reduction in Tangible Common Equity

Franklin Bank

The Franklin Family of Community Banks℠

Financial Results

NASDAQ: FBTX

Assets

$'s are in thousands


$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$4,852,800
$5,545,765
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007

Earnings are expected to be…

1st Qtr. - $0.26 (actual)

2nd Qtr. - $0.30 (actual)

3rd Qtr. - $0.32 - $0.34

4th Qtr. - <u>$0.34 - $0.36</u>

2007 $1.22 - $1.26 per diluted share

We expect to….

- Have our future growth come from commercial and consumer loans.

- Increase its tangible book equity ratio to approximately 4.5% over the next 12 months and after that plateau move goal to 5.0%.

- Have net earnings from the banking segment to be approximately 80% for 2007 compared with 60% last year.

- Continue to strive for a 50% efficiency ratio.

Why Franklin Bank?

- Developing the best full-service community bank in Texas
- Creating the largest commercial bank based in the communities in Texas
- Provides high-quality customer service through our "Trusted Financial Advisors"
- Management team and the board of directors have extensive experience with this strategy and
- Aim to provide better than excellent returns to our investors

Franklin Bank

The Franklin Family of Community Banks℠

Thank you for your interest in Franklin Bank (FBTX)!

www.bankfranklin.com